Mercury Finance Company

                                       and

                  Norwest Bank Minnesota, National Association,

                                     Trustee



                       First Supplemental Trust Indenture

                          Dated as of __________, 1999

                           Supplementing that certain


                                    INDENTURE

                          Dated as of __________, 1999



                    Authorizing the Issuance and Delivery of

                            Senior Secured Securities

            consisting of $___________* aggregate principal amount of

                   10% Senior Secured Notes Due 2001, Series A





     * In the execution version, the appropriate amount determined in accordance with __________________________ of the Plan will be inserted here, in the first paragraph on page 2 and in Section 1.1(b) hereof.



                                TABLE OF CONTENTS

                                                                            Page

RECITALS......................................................................1
[Form of Face of Security]....................................................2
[Form of Reverse of Security].................................................4
ARTICLE I.  ISSUANCE OF SENIOR SECURED NOTES..................................7
         Section 1.1. Issuance of Senior Secured Notes; Principal Amount;
                      Maturity................................................7
         Section 1.2. Interest on the Senior Secured Notes; Payment of
                      Interest................................................8
ARTICLE II.  CERTAIN DEFINITIONS..............................................8
         Section 2.1. Certain Definitions.....................................8
ARTICLE III.  CERTAIN COVENANTS..............................................13
         Section 3.1. Indebtedness...........................................13
         Section 3.2. Liens..................................................13
         Section 3.3. Restricted Payments....................................13
         Section 3.4. Change of Control......................................14
         Section 3.5. Payment Restrictions Affecting Subsidiaries............15
         Section 3.6. Issuance of Subsidiary Preferred Stock.................15
         Section 3.7. Asset Sales............................................16
         Section 3.8. Transactions with Affiliates...........................16
         Section 3.9. Change in Business.....................................16
ARTICLE IV.  ADDITIONAL EVENTS OF DEFAULT....................................16
ARTICLE V.  REDEMPTION OF SECURITIES.........................................17
         Section 5.1. Right of Redemption....................................17
         Section 5.2. Repurchase.............................................17
ARTICLE VI.  MISCELLANEOUS...................................................17
         Section 6.1. Reference to and Effect on the Indenture...............17
         Section 6.2. Waiver of Certain Covenants............................17
         Section 6.3. Supplemental Indenture May be Executed in Counterparts.17



         FIRST SUPPLEMENTAL INDENTURE, dated as of __________, 1999 (this "First Supplemental Indenture"), between Mercury Finance Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and Norwest Bank Minnesota, National Association, a U.S. national banking association, as Trustee (the "Trustee"), supplementing that certain Indenture, dated as of __________, 1999, between the Company and the Trustee (the "Indenture").

                                    RECITALS

         A. The Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its senior secured notes (the "Securities") to be issued in one or more series as provided for in the Indenture.

         B. The Indenture provides that the Securities of each series shall be in such form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental thereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         C. The Company and the Trustee have agreed that the Company shall issue and deliver, and the Trustee shall authenticate, Securities denominated "10% Senior Secured Notes Due 2001, Series A" (the "Senior Secured Notes") pursuant to the terms of this First Supplemental Indenture and substantially in the form set forth below, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this First Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Secured Notes, as evidenced by their execution thereof.

                           [Form of Face of Security]

                             MERCURY FINANCE COMPANY

                   10% SENIOR SECURED NOTE DUE 2001, SERIES A

No.  R-__________                                        $
                                                         CUSIP No.

         MERCURY FINANCE COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________], or registered assigns, the principal sum of $__________ on [the second anniversary of the Effective Date], subject to earlier redemption or repurchase as described below, and to pay interest thereon from _______________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 10% per annum, payable quarterly on ___________ of each year, commencing on __________, 199_, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in said Indenture, be computed on the basis of a 360-day year consisting of twelve 30-day months and paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be ________________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and any such interest on this Security shall be made at the office or agency of the Company maintained for such purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under said Indenture.

         IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

                                           MERCURY FINANCE COMPANY
By:
Name:
Attest:                                    Title:
By:



                          [Form of Reverse of Security]

                             MERCURY FINANCE COMPANY

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of __________, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $___________.

         On the terms and subject to the conditions set forth in the Company Security Documents, the payment and performance of the obligations of the Company under the Securities issued under this Indenture, including this Security, are secured by the Company Collateral and have the benefit of the Subsidiaries Guaranty Agreement executed by each Subsidiary of the Company. Payment and performance of the obligations of the Subsidiaries under the Subsidiaries Guaranty Agreement are secured by the Subsidiaries Collateral. The Company Collateral and the Subsidiaries Collateral has been pledged to the Trustee on the terms and subject to the conditions set forth in the Collateral Security Documents for the equal and ratable benefit of the Holders of Securities issued under the Indenture. As set forth in the Indenture, the Company Pledge Agreement, the Company Security Agreement, the Subsidiaries Guaranty Agreement and the Subsidiaries Security Agreement, to the extent the Company or a Subsidiary of the Company enters into a Working Capital Facility, the rights of any party lending money to the Company or a Subsidiary of the Company pursuant to such Working Capital Facility with respect to certain assets comprising a portion of the Company Collateral or the Subsidiaries Collateral will be senior to those rights of the Holders of Securities issued under the Indenture.

         No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company, at any time and from time to time, in whole or in part, in increments of not less than $5.0 million, upon not more than 60 nor less than 30 days' notice to the Holders prior to the Redemption Date, at the principal amount thereof, plus accrued and unpaid interest thereon to the date of redemption.

         If less than all of the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed will be selected by such method as the Trustee may deem fair and appropriate. In the event of the redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the portion hereof not so redeemed shall be issued in the name of the Holder hereof upon the cancellation hereof.

         Upon the occurrence of a Change of Control, the Company is required to repurchase the Securities, at the option of the Holders thereof, at a purchase price equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon to the Repurchase Date, but interest installments with a Stated Maturity on or prior to such Repurchase Date shall be payable to the Holders of such Securities of record at the close of business on the relevant Regular Record Dates referred to on the face hereof all as provided in the Indenture. In the event of the repurchase of this Security in part only, a new Security or Securities of this series of like tenor for the portion hereof not so repurchased shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (b) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity,
(c) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. However, the foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates therefor expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium or interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security that are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. This Security, the Indenture and the Collateral Security Documents shall be construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws of such State.

         D. The Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: Norwest Bank Minnesota, National Association, as Trustee


                                   By:
                                                Authorized Signatory

         E. All acts and things necessary to make the Senior Secured Notes, when the Senior Secured Notes have been executed by the Company and authenticated by the Trustee and delivered as provided in the Indenture and this First Supplemental Indenture, the valid, binding and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company of the Indenture and this First Supplemental Indenture and the issue hereunder of the Senior Secured Notes have in all respects been duly authorized; and the Company, in the exercise of the legal right and power in it vested, has executed and delivered the Indenture and is executing and delivering this First Supplemental Indenture and proposes to make, execute, issue and deliver the Senior Secured Notes.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         In order to declare the terms and conditions upon which the Senior Secured Notes are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Senior Secured Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Senior Secured Notes, as follows:

                  ARTICLE I. ISSUANCE OF SENIOR SECURED NOTES.

Section 1.1. Issuance of Senior Secured Notes; Principal Amount; Maturity.

         (a) On __________, 1999, the Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, Senior Secured Notes substantially in the form set forth above, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this First Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Secured Notes, as evidenced by their execution thereof.

         (b) The Senior Secured Notes shall be issued in the aggregate principal amount of $_________ and shall mature on [the second anniversary of the Effective Date].

Section 1.2. Interest on the Senior Secured Notes; Payment of Interest.

         (a) The Senior Secured Notes shall bear interest at the rate of 10% per annum from [_________________], or, if later, from the most recent Interest Payment Date to which interest has been paid or duly provided for.

         (b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name a Senior Secured Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Senior Secured Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Senior Secured Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Secured Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         (c) Payment of the principal of and any such interest on the Senior Secured Notes shall be made at the office or agency of the Company maintained for such purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

                        ARTICLE II. CERTAIN DEFINITIONS.

Section 2.1. Certain Definitions.

         The terms defined in this Section 2.1 (except as herein otherwise expressly provided or unless the context of this First Supplemental Indenture otherwise requires) for all purposes of this First Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this
Section 2.1. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All other terms used in this First Supplemental Indenture that are defined in the Indenture or the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this First Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Indenture or the Trust Indenture Act, as the case may be, as in force at the date of this First Supplemental Indenture as originally executed.

         "Affiliate" has the meaning ascribed thereto in Section 3.8.

         "Asset Sale" means any sale or other disposition, or series of sales or other dispositions (including, without limitation, by merger or consolidation and whether by operation of law or otherwise) of assets by the Company or its Subsidiaries to any Person except (i) sales of used, worn out or surplus equipment in the ordinary course of business and (ii) sales, contributions or transfers of Receivables pursuant to any Working Capital Facility. The definition of Asset Sale shall include the receipt of funds from any federal or state income tax refunds.

         "Cash Equivalent" means: (a) obligations issued or unconditionally guaranteed as to principal and interest by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America which are backed by the full faith and credit of the United States of America; (b) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depository institution or trust company or a wholly owned subsidiary or branch office of any depository institution or trust company, provided that (i) such depository institution or trust company has, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, capital, surplus or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $100 million and (ii) the commercial paper of such depository institution or trust company, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (c) debt obligations (including, but not limited to, commercial paper and medium-term notes) issued or unconditionally guaranteed as to principal and interest by any corporation, state or municipal government or agency or instrumentality thereof or foreign sovereignty, if the commercial paper of such corporation, state or municipal government or foreign sovereignty, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (d) repurchase obligations with a term of not more than seven calendar days for underlying securities of the type described above entered into with a depository institution or trust company meeting the qualifications described in clause (b) above; and (e) Investments in money market or mutual funds that invest predominantly in Cash Equivalents of the type described in clauses (a), (b), (c) and (d) above; provided, however, that, in the case of clause (a) above, each such investment has a maturity of one year or less from the date of acquisition thereof, and, in the case of clauses (b) and (c) above, each such investment has a maturity of 270 days or less from the date of acquisition thereof.

         "Change of Control" means the occurrence of the following event: any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting stock of the Company.

         "Effective Date" means ______________, 1999.

          "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person. The amount of any Investment shall be the original cost thereof, plus the cost of all additions thereto and minus the amount of all reductions therein in the nature of repayment of principal or return of capital, without any adjustments for increases or decreases in value, write-ups, write-downs or write-offs with respect to such Investment.

         "Leverage Ratio" means, at any date of determination, the ratio of the sum of the Indebtedness and the net worth of the Company and its Subsidiaries to the Indebtedness of the Company and its Subsidiaries, in each case calculated on a consolidated basis in accordance with GAAP.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, or preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, including without limitation any conditional sale, deferred purchase price or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such financing statement relates as debtor.

         "Moody's" means Moody's Investors Service, Inc., or any successor to the rating agency business thereof.

         "Permitted Indebtedness" means, without duplication: (a) the Series B Senior Secured Notes and the Senior Subordinated Notes; (b) Indebtedness under one or more Working Capital Facilities; (c) Indebtedness between or among the Company and its wholly owned Subsidiaries; (d) to the extent deemed to be "Indebtedness," obligations under swap agreements, cap agreements, collar agreements, insurance arrangements, or any similar agreement or arrangement, in each case designed to provide a bona fide hedge against fluctuations in interest rates, the cost of currency, or the cost of goods (other than inventory); (e) other Indebtedness of the Company or its Subsidiaries in outstanding amounts not to exceed $5 million in the aggregate at any particular time; (f) liabilities (other than for or in connection with borrowed money) incurred in the operation of the Finance Business in the ordinary course thereof and not more than six months overdue, unless contested in good faith by appropriate proceedings; (g) Indebtedness evidenced by letters of credit that are issued in the ordinary course of the business of the Company and its Subsidiaries to secure workers' compensation and other insurance coverages; (h) deferred taxes and other deferred obligations incurred in the ordinary course of business and not evidenced by notes, bonds, debentures or other evidences of indebtedness; and
(i) Indebtedness incurred in connection with any extension, renewal, refinancing, replacement, or refunding (including successive extensions, renewals, refinancings, replacements, or refundings), in whole or in part, of any Indebtedness of the Company or its Subsidiaries; provided, however, that the principal amount of the Indebtedness so incurred does not exceed the sum of the principal amount of the Indebtedness so extended, renewed, refinanced, replaced, or refunded, plus all interest accrued thereon and all related fees and expenses.

         "Permitted Investments" means, without duplication: (a) Cash Equivalents; (b) Investments in another Person, if as a result of such Investment (i) such other Person becomes a Subsidiary of the Company or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Subsidiary of the Company; (c) Investments in any Subsidiary of the Company or Investments in the Company by a Subsidiary of the Company; (d) commissions and advances to employees of the Company and its Subsidiaries in the ordinary course of business; (e) Investments representing notes, securities, or other instruments or obligations acquired in connection with the sale of assets; (f) Investments represented by that portion of the proceeds from Asset Sales permitted under
Section 3.7 to the extent such Investments are non-cash proceeds; (g) Investments representing capital stock or obligations issued to the Company or any Subsidiary of the Company in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Subsidiary; and (h) other Investments, the aggregate amount of which at any one time does not exceed $5 million.

         "Permitted Liens" means, without duplication: (a) Liens arising under the Collateral Security Documents; (b) Liens on new Receivables securing any Working Capital Facility; (c) Liens incurred and pledges and deposits made in the ordinary course of business in connection with liability insurance, workers' compensation, unemployment insurance, old-age pensions, and other social security benefits other than in respect of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended; (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's, and vendor's Liens, incurred in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings; (e) Liens securing the payment of taxes, assessments, and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been established on the books of the relevant Person in conformity with GAAP; (f) zoning restrictions, easements, rights of way, reciprocal easement agreements, operating agreements, covenants, conditions, or restrictions on the use of any parcel of property that are routinely granted in real estate transactions or do not interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries or the value of such property for the purpose of such business;
(f) Liens on property existing at the time such property is acquired; (g) purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property; (h) Liens on the assets of any Subsidiary of the Company at the time such Subsidiary is acquired; (i) Liens with respect to obligations in outstanding amounts not to exceed $5.0 million at any particular time and that (i) are not incurred in connection with the borrowing of money or obtaining advances or credit (other than trade credit in the ordinary course of business) and (ii) do not in the aggregate interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries; (j) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of the business of the Company and its Subsidiaries; (k) Liens resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which (i) the Company or a Subsidiary of the Company shall in good faith be prosecuting an appeal or proceeding for a review, (ii) a stay of execution pending such appeal or proceeding for review shall be in effect, and (iii) the Company shall have established on its books adequate reserves in accordance with GAAP; (l) rights of banks to set off deposits against Indebtedness owed to such banks whether arising by law or pursuant to deposit, cash collateral or similar agreements; and (m) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses; provided, however, that any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced or substitute property or assets, the value of which is not materially greater than the value of the property or assets for which the substitute property or assets are substituted.

         "Plan" means the Plan of Reorganization of Mercury Finance Company confirmed by the United States Bankruptcy Court for the District of _______________ pursuant to an order dated ___________ __, 1999.

         "Receivables" means (i) consumer installment sale contracts and loans evidenced by promissory notes secured by new and used automobiles and light trucks, (ii) other consumer installment sale contracts or lease contracts and
(iii) loans secured by residential mortgages, in the case of each of the clauses
(i), (ii) and (iii), that are purchased or originated in the ordinary course of business by the Company or any Subsidiary of the Company. All Receivables shall be valued in accordance with GAAP.

         "Repurchase Date" has the meaning ascribed thereto in Section 3.4(a).

         "Repurchase Price" has the meaning described thereto in Section 3.4(a).

         "Restricted Payments" has the meaning ascribed thereto in Section 3.3.

         "Senior Subordinated Notes" means the Company's 11% Senior Subordinated Notes Due 2002 issued under the Indenture dated as of ______________ __, 1999 between the Company and the trustee thereunder.

         "Series B Senior Secured Notes" means the Company's Senior Secured Notes Due 2001, Series B issued under the Indenture.

         "S&P" means Standard & Poor's Ratings Group, or any successor to the rating agency business thereof.

         "Subordinated Indebtedness" means any Indebtedness of the Company which is expressly subordinated in right of payment to the senior secured notes issued or to be issued under this Indenture, including without limitation, the Series B Senior Secured Notes.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as amended or modified from time to time.

                        ARTICLE III. CERTAIN COVENANTS.

Section 3.1.      Indebtedness.

         The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become liable with respect to, any Indebtedness other than Permitted Indebtedness if immediately after incurring such Indebtedness other than Permitted Indebtedness, the Company's Leverage Ratio, calculated on a pro forma basis, would be equal to or greater than 2.00:1.00.

Section 3.2.      Liens.

         The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Liens upon any of their respective assets, other than Permitted Liens.

Section 3.3.      Restricted Payments.

         The Company shall not, and shall not permit any of its Subsidiaries to,
(a) declare or pay any dividend on, or make any other distribution on account of, the Company's capital stock; (b) purchase, redeem or otherwise acquire or retire for value any capital stock (including any option, warrant or right to purchase capital stock) of the Company owned beneficially by a Person other than a wholly owned Subsidiary of the Company; (c) purchase, redeem or otherwise acquire or retire for value the principal of any Subordinated Indebtedness prior to the scheduled maturity thereof other than pursuant to mandatory scheduled redemptions or repayments; or (d) make any Investment other than Permitted Investments (all such dividends, distributions, purchases, redemptions, or Investments being collectively referred to as "Restricted Payments"). Notwithstanding anything in the foregoing to the contrary, the Company may take the actions described in Clause (a), (b) or (d) above if, at the time of such action or after giving effect thereto: (i) no Event of Default shall have occurred and is continuing; (ii) the Company could incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) under Section 3.1; and (iii) the cumulative amount of Restricted Payments made subsequent to the Effective Date shall not be greater than the sum of: (A) 50% of the Company's cumulative consolidated net income (or a negative amount equal to 100% of the Company's cumulative consolidated net loss, if applicable) from the Effective Date through the end of the Company's fiscal quarter immediately preceding the taking of such action; and (B) 100% of the aggregate net cash proceeds received by the Company from the issue or sale of capital stock of the Company (other than redeemable capital stock), including capital stock issued upon the conversion of convertible Indebtedness issued on or after the Effective Date, in exchange for outstanding Indebtedness, or from the exercise of options, warrants, or rights to purchase capital stock of the Company to any Person other than to a Subsidiary of the Company subsequent to the Effective Date (with the Company being deemed, in the case of capital stock issued upon conversion or in exchange for Indebtedness, to have received net cash proceeds equal to the principal amount of the Indebtedness so converted or exchanged); provided, however, that
(1) the payment of any dividend within 60 calendar days after the date of declaration thereof, if such declaration complied with the foregoing redemption or other acquisition provisions on the date of such declaration, (2) the purchase, redemption, or other acquisition or retirement for value of any shares of capital stock of the Company in exchange for, or out of the proceeds of, a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of other shares of capital stock (other than redeemable capital stock) of the Company, and (3) any purchase, redemption or other acquisition or retirement for value of any capital stock (including any option, warrant, or right to purchase capital stock) of the Company issued to any employee or director of the Company pursuant to any employee benefit or similar plan shall not be deemed to constitute "Restricted Payments" and shall not be prohibited under this Section.

Section 3.4.      Change of Control.

         (a) Right to Require Repurchase. In the event that there shall occur a Change of Control, then each Holder shall have the right, at such Holder's option, to require the Company to repurchase all or any designated part of such Holder's Senior Secured Notes on the date (the "Repurchase Date") selected by the Company that is not more than 75 days after the date the Company gives notice of the Change of Control as contemplated in paragraph (b) below at a price (the "Repurchase Price") equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest to the Repurchase Date. Such right to require the repurchase of Senior Secured Notes shall continue notwithstanding a discharge of the Company from its obligations with respect to the Senior Secured Notes in accordance with the provisions of Article VI or Article XIII of the Indenture.

         (b) Notice; Method of Exercising Repurchase Right. On or before the fifteenth day after the Company knows that a Change of Control has occurred, the Company or, at the request of the Company, the Trustee (in the name of and at the expense of the Company), shall give notice of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Senior Secured Notes at such Holder's address appearing in the Security Register for the Senior Secured Notes. The Company shall also deliver a copy of such notice to the Trustee.

         Each notice of a repurchase right shall state:

               (1) the Repurchase Date,

               (2) the date by which the repurchase right must be exercised,

               (3) the Repurchase Price, and

               (4) the instructions a Holder must follow to exercise its repurchase right.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise its repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Change of Control. To exercise a repurchase right, a Holder shall deliver to the Company (or to an agent designated by the Company for such purpose in the notice referred to above) on or before the fifth Business Day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Senior Secured Note (or portion of the Senior Secured Note) to be repurchased and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Senior Secured Note with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the corresponding succeeding Interest Payment Date, Senior Secured Notes to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date. In the event a repurchase right shall be exercised in accordance with the terms hereof and the instructions referred to herein, (x) the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price for each Senior Secured Note (or any portion thereof) as to which the repurchase right has been exercised, and (y) the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Senior Secured Note without service charge, a new Senior Secured Note or Notes, as applicable, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for any portion of the principal of such Senior Secured Note as to which the repurchase right has not been exercised. Any questions as to the compliance by a Holder of Senior Secured Notes with the requirements for a valid exercise of a repurchase right (including the timely delivery of an exercise notice in proper form) shall be determined by the Company in its sole discretion, which in all events shall be exercised in good faith.

         (c) Deposit of Repurchase Price. On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 7.03 of the Indenture) an amount of money sufficient to pay the Repurchase Price of the Senior Secured Notes which are to be repurchased on the Repurchase Date.

         (d) Senior Secured Notes Not Repurchased on Repurchase Date. If any Senior Secured Note (or any portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal of such Senior Secured Note (or such portion thereof) shall, until paid, bear interest from the Repurchase Date at the rate borne by such Senior Secured Note.

         (e) Compliance. The Company shall comply with all tender offer rules, including but not limited to Section 14(e) of the Exchange Act and Rule 14e-1 thereunder, to the extent applicable to any repurchase of the Senior Secured Notes under this Section 3.4.

Section 3.5.      Payment Restrictions Affecting Subsidiaries.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist any contractual restriction on the ability of any Subsidiary of the Company to (a) pay any dividend on, or make any other distribution on account of, its capital stock or pay any Indebtedness owed to the Company or a Subsidiary of the Company or (b) make loans or advances to the Company or a Subsidiary of the Company.

Section 3.6.      Issuance of Subsidiary Preferred Stock.

         The Company shall not permit any Subsidiary of the Company to issue any shares of preferred stock.

Section 3.7.      Asset Sales.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, conduct any Asset Sale, except for the sale of the Company's proprietary credit card receivable portfolio, unless (i) such Asset Sale is for fair market value (as evidenced by a resolution by the Company's Board of Directors, certified by an officer of the Company and delivered to the Trustee) and (ii) at least 85% of the consideration received by the Company in such Asset Sale is in the form of cash. All net cash proceeds realized from any Asset Sale (after taxes, reasonable fees and expenses incurred directly therewith and any Indebtedness secured hereby), including the receipt of funds from any federal or state income tax refunds, in excess of $40,000,000 in the aggregate for such Asset Sale or income tax refund and all other Asset Sales or income tax refunds occurring within the immediately preceding 360 day period will be paid to the Trustee within 60 days of the receipt of the proceeds to redeem Securities issued under the Indenture in accordance with the terms of the Indenture.

Section 3.8.      Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Subsidiaries to, engage in any transaction with an Affiliate (other than the Company or a wholly owned Subsidiary thereof) on terms more favorable to the Affiliate than would have been obtainable in arm's-length dealing. Solely for purposes of this
Section 3.8, an "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or any other Person that has a relationship with such specified Person whereby either of such Persons holds or beneficially owns 10% or more of the equity interest in the other or 10% or more of any class of voting securities of the other. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Section 3.9.      Change in Business.

         The Company shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from the Finance Business.

                   ARTICLE IV. ADDITIONAL EVENTS OF DEFAULT.

Section 4.1.      Immediate Events of Default.

         Notwithstanding anything in Section 9.01 of the Indenture to the contrary, if the Company defaults in the performance of, or breaches any, covenant set forth in Article III (other than Section 3.8) of this First Supplemental Indenture or in Section 7.05 of the Indenture, such default or breach shall immediately constitute an Event of Default, without giving effect to any passage of time or notice or both.

                      ARTICLE V. REDEMPTION OF SECURITIES.

Section 5.1.      Right of Redemption.

         The Senior Secured Notes may be redeemed in accordance with the form of note set forth herein.

Section 5.2.      Repurchase.

         The Company may at any time and from time to time purchase Senior Secured Notes in the open market or otherwise at any price, and any Senior Secured Notes so purchased shall be promptly surrendered to the Trustee for cancellation and shall not be reissued.

                           ARTICLE VI. MISCELLANEOUS.

Section 6.1.      Reference to and Effect on the Indenture.

         This First Supplemental Indenture shall be construed as supplemental to the Indenture and all the terms and conditions of this First Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture. Except as set forth herein, the Indenture heretofore executed and delivered is hereby (i) incorporated by reference in this First Supplemental Indenture and (ii) ratified, approved and confirmed.

Section 6.2.      Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Article III hereof if the Holders of a majority in principal amount of the Outstanding Senior Secured Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 6.3.      Supplemental Indenture May be Executed in Counterparts.

         This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                                       MERCURY FINANCE COMPANY


                                             By:
                                             Name:
                                             Title:
Attest:

By:
Name:
Title:


                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION, as Trustee

                                             By:
                                             Name:
                                             Title:
Attest:
By:
Name:
Title:

STATE OF                   )
                           )   SS:
COUNTY OF                  )

                  On this ____ day of , 1999, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of MERCURY FINANCE COMPANY, one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.



                                             Notary Public


         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             Notary Public



STATE OF                   )
                           ) SS.:
COUNTY OF                  )

                  On this ____ day of , 1999, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.



                                        Notary Public


         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        Notary Public





                             Mercury Finance Company

                                       and

                  Norwest Bank Minnesota, National Association,

                                     Trustee



                       Second Supplemental Trust Indenture

                          Dated as of __________, 1999

                           Supplementing that certain


                                    INDENTURE

                          Dated as of __________, 1999



                    Authorizing the Issuance and Delivery of

                            Senior Secured Securities

            consisting of $___________* aggregate principal amount of

                     Senior Secured Notes Due 2001, Series B



     * In the execution version, the appropriate amount determined in accordance with __________________________ of the Plan will be inserted here, in the first paragraph on page 2 and in Section 1.1(b) hereof.



                                TABLE OF CONTENTS

                                                                            Page

RECITALS......................................................................1
[Form of Face of Security]....................................................2
[Form of Reverse of Security].................................................4
ARTICLE I.  ISSUANCE OF SENIOR SECURED NOTES..................................7
         Section 1.1. Issuance of Senior Secured Notes; Principal Amount;
                      Maturity................................................7
         Section 1.2. Interest on the Senior Secured Notes; Payment of
                      Interest................................................8
ARTICLE II.  CERTAIN DEFINITIONS..............................................8
         Section 2.1. Certain Definitions.....................................8
ARTICLE III.  CERTAIN COVENANTS..............................................13
         Section 3.1. Indebtedness...........................................13
         Section 3.2. Liens..................................................13
         Section 3.3. Restricted Payments....................................13
         Section 3.4. Change of Control......................................14
         Section 3.5. Payment Restrictions Affecting Subsidiaries............16
         Section 3.6. Issuance of Subsidiary Preferred Stock.................16
         Section 3.7. Asset Sales............................................16
         Section 3.8. Transactions with Affiliates...........................16
         Section 3.9. Change in Business.....................................17
ARTICLE IV.  ADDITIONAL EVENTS OF DEFAULT....................................17
ARTICLE V.  REDEMPTION OF SECURITIES.........................................17
         Section 5.1. Right of Redemption....................................17
         Section 5.2. Repurchase.............................................17
ARTICLE VI.  MISCELLANEOUS...................................................17
         Section 6.1. Reference to and Effect on the Indenture...............17
         Section 6.2. Waiver of Certain Covenants............................18
         Section 6.3. Supplemental Indenture May be Executed in Counterparts.18



         SECOND SUPPLEMENTAL INDENTURE, dated as of __________, 1999 (this "Second Supplemental Indenture"), between Mercury Finance Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and Norwest Bank Minnesota, National Association, a U.S. national banking association, as Trustee (the "Trustee"), supplementing that certain Indenture, dated as of __________, 1999, between the Company and the Trustee (the "Indenture").

                                    RECITALS

         A. The Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its senior secured notes (the "Securities") to be issued in one or more series as provided for in the Indenture.

         B. The Indenture provides that the Securities of each series shall be in such form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental thereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         C. The Company and the Trustee have agreed that the Company shall issue and deliver, and the Trustee shall authenticate, Securities denominated "Senior Secured Notes Due 2001, Series B" (the "Senior Secured Notes") pursuant to the terms of this Second Supplemental Indenture and substantially in the form set forth below, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Second Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Secured Notes, as evidenced by their execution thereof.



                           [Form of Face of Security]

                            MERCURY FINANCE COMPANY

                   SENIOR SECURED NOTE DUE 2001, SERIES B No.

R-__________                                                   $
                                                               CUSIP No.

         MERCURY FINANCE COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________], or registered assigns, the principal sum of $__________ on [the second anniversary of the Effective Date], subject to earlier redemption or repurchase as described below, and to pay interest thereon from _______________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at a floating rate equal to the London interbank offering rate for three months quoted in The Wall Street Journal on the later of [Effective Date or 91 days thereafter] and the most recently occurring Interest Payment Date ("LIBOR") plus ___%1 per annum, payable quarterly on ___________ of each year, commencing on
__________, 199_, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in said Indenture, be computed on the basis of a 360-day year consisting of twelve 30-day months and paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be ________________________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and any such interest on this Security shall be made at the office or agency of the Company maintained for such purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

--------
1 * Percentage rate will be equal to 10% minus the percentage rate of LIBOR on the date of execution of the Indenture minus a percentage rate that represents the cost to the Company of establishing interest rate protection such that the effective interest rate to the Company of this offering is 10%.


         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under said Indenture.

         IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

                                        MERCURY FINANCE COMPANY

                                        By:
                                        Name:
Attest:                                 Title:

By:



                          [Form of Reverse of Security]

                             MERCURY FINANCE COMPANY

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of __________, 1999 (herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to
$-----------.

         On the terms and subject to the conditions set forth in the Company Security Documents, the payment and performance of the obligations of the Company under the Securities issued under this Indenture, including this Security, are secured by the Company Collateral and have the benefit of the Subsidiaries Guaranty Agreement executed by each Subsidiary of the Company. Payment and performance of the obligations of the Subsidiaries under the Subsidiaries Guaranty Agreement are secured by the Subsidiaries Collateral. The Company Collateral and the Subsidiaries Collateral has been pledged to the Trustee on the terms and subject to the conditions set forth in the Collateral Security Documents for the equal and ratable benefit of the Holders of Securities issued under the Indenture. As set forth in the Indenture, the Company Pledge Agreement, the Company Security Agreement, the Subsidiaries Guaranty Agreement and the Subsidiaries Security Agreement, to the extent the Company or a Subsidiary of the Company enters into a Working Capital Facility, the rights of any party lending money to the Company or a Subsidiary of the Company pursuant to such Working Capital Facility with respect to certain assets comprising a portion of the Company Collateral or the Subsidiaries Collateral will be senior to those rights of the Holders of Securities issued under the Indenture.

         No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company, at any time and from time to time, in whole or in part, in increments of not less than $5.0 million, upon not more than 60 nor less than 30 days' notice to the Holders prior to the Redemption Date, at the principal amount thereof, plus accrued and unpaid interest thereon to the date of redemption.

         If less than all of the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed will be selected by such method as the Trustee may deem fair and appropriate. In the event of the redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the portion hereof not so redeemed shall be issued in the name of the Holder hereof upon the cancellation hereof.

         Upon the occurrence of a Change of Control, the Company is required to repurchase the Securities, at the option of the Holders thereof, at a purchase price equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon to the Repurchase Date, but interest installments with a Stated Maturity on or prior to such Repurchase Date shall be payable to the Holders of such Securities of record at the close of business on the relevant Regular Record Dates referred to on the face hereof all as provided in the Indenture. In the event of the repurchase of this Security in part only, a new Security or Securities of this series of like tenor for the portion hereof not so repurchased shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (b) the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity,
(c) the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. However, the foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates therefor expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium or interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security that are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. This Security, the Indenture and the Collateral Security Documents shall be construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws of such State.

         D. The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                       Norwest Bank Minnesota, National
                                             Association, as Trustee


                                             By:
                                                       Authorized Signatory

         E. All acts and things necessary to make the Senior Secured Notes, when the Senior Secured Notes have been executed by the Company and authenticated by the Trustee and delivered as provided in the Indenture and this Second Supplemental Indenture, the valid, binding and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company of the Indenture and this Second Supplemental Indenture and the issue hereunder of the Senior Secured Notes have in all respects been duly authorized; and the Company, in the exercise of the legal right and power in it vested, has executed and delivered the Indenture and is executing and delivering this Second Supplemental Indenture and proposes to make, execute, issue and deliver the Senior Secured Notes.

         NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

         In order to declare the terms and conditions upon which the Senior Secured Notes are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Senior Secured Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Senior Secured Notes, as follows:

                  ARTICLE I. ISSUANCE OF SENIOR SECURED NOTES.

Section 1.1. Issuance of Senior Secured Notes; Principal Amount; Maturity.

         (a) On __________, 1999, the Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, Senior Secured Notes substantially in the form set forth above, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Second Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Secured Notes, as evidenced by their execution thereof.

         (b) The Senior Secured Notes shall be issued in the aggregate principal amount of $_________ and shall mature on [the second anniversary of the Effective Date].

Section 1.2. Interest on the Senior Secured Notes; Payment of Interest.

         (a) The Senior Secured Notes shall bear interest for each period precedi ng any Interest Payment Date at a floating rate equal to the London interbank offering rate for three months quoted in The Wall Street Journal on the later of [Effective Date or 91 days thereafter] and the preceding Interest Payment Date ("LIBOR") plus ___% per annum from [_________________], or, if later, from the most recent Interest Payment Date to which interest has been paid or duly provided for.

         (b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name a Senior Secured Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Senior Secured Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Senior Secured Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Secured Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         (c) Payment of the principal of and any such interest on the Senior Secured Notes shall be made at the office or agency of the Company maintained for such purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

                                   ARTICLE II.
                              CERTAIN DEFINITIONS.

Section 2.1. Certain Definitions.

         The terms defined in this Section 2.1 (except as herein otherwise expressly provided or unless the context of this Second Supplemental Indenture otherwise requires) for all purposes of this Second Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 2.1. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All other terms used in this Second Supplemental Indenture that are defined in the Indenture or the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Second Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Indenture or the Trust Indenture Act, as the case may be, as in force at the date of this Second Supplemental Indenture as originally executed.

         "Affiliate" has the meaning ascribed thereto in Section 3.8.

         "Asset Sale" means any sale or other disposition, or series of sales or other dispositions (including, without limitation, by merger or consolidation and whether by operation of law or otherwise) of assets by the Company or its Subsidiaries to any Person except (i) sales of used, worn out or surplus equipment in the ordinary course of business and (ii) sales, contributions or transfers of Receivables pursuant to any Working Capital Facility. The definition of Asset Sale shall include the receipt of funds from any federal or state income tax refunds.

         "Cash Equivalent" means: (a) obligations issued or unconditionally guaranteed as to principal and interest by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America which are backed by the full faith and credit of the United States of America; (b) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depository institution or trust company or a wholly owned subsidiary or branch office of any depository institution or trust company, provided that (i) such depository institution or trust company has, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, capital, surplus or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $100 million and (ii) the commercial paper of such depository institution or trust company, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (c) debt obligations (including, but not limited to, commercial paper and medium-term notes) issued or unconditionally guaranteed as to principal and interest by any corporation, state or municipal government or agency or instrumentality thereof or foreign sovereignty, if the commercial paper of such corporation, state or municipal government or foreign sovereignty, at the time of the Company's or any of its Subsidiaries' investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (d) repurchase obligations with a term of not more than seven calendar days for underlying securities of the type described above entered into with a depository institution or trust company meeting the qualifications described in clause (b) above; and (e) Investments in money market or mutual funds that invest predominantly in Cash Equivalents of the type described in clauses (a), (b), (c) and (d) above; provided, however, that, in the case of clause (a) above, each such investment has a maturity of one year or less from the date of acquisition thereof, and, in the case of clauses (b) and (c) above, each such investment has a maturity of 270 days or less from the date of acquisition thereof.

         "Change of Control" means the occurrence of the following event: any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting stock of the Company.

         "Effective Date" means ______________, 1999.

          "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any capital stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person. The amount of any Investment shall be the original cost thereof, plus the cost of all additions thereto and minus the amount of all reductions therein in the nature of repayment of principal or return of capital, without any adjustments for increases or decreases in value, write-ups, write-downs or write-offs with respect to such Investment.

         "Leverage Ratio" means, at any date of determination, the ratio of the sum of the Indebtedness and the net worth of the Company and its Subsidiaries to the Indebtedness of the Company and its Subsidiaries, in each case calculated on a consolidated basis in accordance with GAAP.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, or preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, including without limitation any conditional sale, deferred purchase price or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such financing statement relates as debtor.

         "Moody's" means Moody's Investors Service, Inc., or any successor to the rating agency business thereof.

         "Permitted Indebtedness" means, without duplication: (a) the Series A Senior Secured Notes and the Senior Subordinated Notes; (b) Indebtedness under one or more Working Capital Facilities; (c) Indebtedness between or among the Company and its wholly owned Subsidiaries; (d) to the extent deemed to be "Indebtedness," obligations under swap agreements, cap agreements, collar agreements, insurance arrangements, or any similar agreement or arrangement, in each case designed to provide a bona fide hedge against fluctuations in interest rates, the cost of currency, or the cost of goods (other than inventory); (e) other Indebtedness of the Company or its Subsidiaries in outstanding amounts not to exceed $5 million in the aggregate at any particular time; (f) liabilities (other than for or in connection with borrowed money) incurred in the operation of the Finance Business in the ordinary course thereof and not more than six months overdue, unless contested in good faith by appropriate proceedings; (g) Indebtedness evidenced by letters of credit that are issued in the ordinary course of the business of the Compa ny and its Subsidiaries to secure workers' compensation and other insurance coverages; (h) deferred taxes and other deferred obligations incurred in the ordinary course of business and not evidenced by notes, bonds, debentures or other evidences of indebtedness; and
(i) Indebtedness incurred in connection with any extension, renewal, refinancing, replacement, or refunding (including successive extensions, renewals, refinancings, replacements, or refundings), in whole or in part, of any Indebtedness of the Company or its Subsidiaries; provided, however, that the principal amount of the Indebtedness so incurred does not exceed the sum of the principal amount of the Indebtedness so extended, renewed, refinanced, replaced, or refunded, plus all interest accrued thereon and all related fees and expenses.

         "Permitted Investments" means, without duplication: (a) Cash Equivalents; (b) Investments in another Person, if as a result of such Investment (i) such other Person becomes a Subsidiary of the Company or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Subsidiary of the Company; (c) Investments in any Subsidiary of the Company or Investments in the Company by a Subsidiary of the Company; (d) commissions and advances to employees of the Company and its Subsidiaries in the ordinary course of business; (e) Investments representing notes, securities, or other instruments or obligations acquired in connection with the sale of assets; (f) Investments represented by that portion of the proceeds from Asset Sales permitted under
Section 3.7 to the extent such Investments are non-cash proceeds; (g) Investments representing capital stock or obligations issued to the Company or any Subsidiary of the Company in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Subsidiary; and (h) other Investments, the aggregate amount of which at any one time does not exceed $5 million.

         "Permitted Liens" means, without duplication: (a) Liens arising under the Collateral Security Documents; (b) Liens on new Receivables securing any Working Capital Facility; (c) Liens incurred and pledges and deposits made in the ordinary course of business in connection with liability insurance, workers' compensation, unemployment insurance, old-age pensions, and other social security benefits other than in respect of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended; (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's, and vendor's Liens, incurred in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings; (e) Liens securing the payment of taxes, assessments, and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been established on the books of the relevant Person in conformity with GAAP; (f) zoning restrictions, easements, rights of way, reciprocal easement agreements, operating agreements, covenants, conditions, or restrictions on the use of any parcel of property that are routinely granted in real estate transactions or do not interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries or the value of such property for the purpose of such business;
(f) Liens on property existing at the time such property is acquired; (g) purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property; (h) Liens on the assets of any Subsidiary of the Company at the time such Subsidiary is acquired; (i) Liens with respect to obligations in outstanding amounts not to exceed $5.0 million at any particular time and that (i) are not incurred in connection with the borrowing of money or obtaining advances or credit (other than trade credit in the ordinary course of business) and (ii) do not in the aggregate interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries; (j) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of the business of the Company and its Subsidiaries; (k) Liens resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which (i) the Company or a Subsidiary of the Company shall in good faith be prosecuting an appeal or proceeding for a review, (ii) a stay of execution pending such appeal or proceeding for review shall be in effect, and (iii) the Company shall have established on its books adequate reserves in accordance with GAAP; (l) rights of banks to set off deposits against Indebtedness owed to such banks whether arising by law or pursuant to deposit, cash collateral or similar agreement; and (m) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses; provided, however, that any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced or substitute property or assets, the value of which is not materially greater than the value of the property or assets for which the substitute property or assets are substituted.

         "Plan" means the Plan of Reorganization of Mercury Finance Company confirmed by the United States Bankruptcy Court for the District of _______________ pursuant to an order dated ___________ __, 1999.

         "Receivables" means (i) consumer installment sale contracts and loans evidenced by promissory notes secured by new and used automobiles and light trucks, (ii) other consumer installment sale contracts or lease contracts and
(iii) loans secured by residential mortgages, in the case of each of the clauses
(i), (ii) and (iii), that are purchased or originated in the ordinary course of business by the Company or any Subsidiary of the Company. All Receivables shall be valued in accordance with GAAP.

         "Repurchase Date" has the meaning ascribed thereto in Section 3.4(a).

         "Repurchase Price" has the meaning described thereto in Section 3.4(a).

         "Restricted Payments" has the meaning ascribed thereto in Section 3.3.

         "Senior Subordinated Notes" means the Company's 11% Senior Subordinated Notes Due 2002 issued under the Indenture dated as of ______________ __, 1999 between the Company and the trustee thereunder.

         "Series A Senior Secured Notes" means the Company's Senior Secured Notes Due 2001, Series A issued under the Indenture.

         "S&P" means Standard & Poor's Ratings Group, or any successor to the rating agency business thereof.

         "Subordinated Indebtedness" means any Indebtedness of the Company which is expressly subordinated in right of payment to the senior secured notes issued or to be issued under this Indenture, including without limitation, the Series B Senior Secured Notes.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as amended or modified from time to time.

                        ARTICLE III. CERTAIN COVENANTS.

Section 3.1.      Indebtedness.

         The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become liable with respect to, any Indebtedness other than Permitted Indebtedness if immediately after incurring such Indebtedness other than Permitted Indebtedness, the Company's Leverage Ratio, calculated on a pro forma basis, would be equal to or greater than 2.00:1.00.

Section 3.2.      Liens.

         The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Liens upon any of their respective assets, other than Permitted Liens.

Section 3.3.      Restricted Payments.

         The Company shall not, and shall not permit any of its Subsidiaries to,
(a) declare or pay any dividend on, or make any other distribution on account of, the Company's capital stock; (b) purchase, redeem or otherwise acquire or retire for value any capital stock (including any option, warrant or right to purchase capital stock) of the Company owned beneficially by a Person other than a wholly owned Subsidiary of the Company; (c) purchase, redeem or otherwise acquire or retire for value the principal of any Subordinated Indebtedness prior to the scheduled maturity thereof other than pursuant to mandatory scheduled redemptions or repayments; or (d) make any Investment other than Permitted Investments (all such dividends, distributions, purchases, redemptions, or Investments being collectively referred to as "Restricted Payments"). Notwithstanding anything in the foregoing to the contrary, the Company may take the actions described in Clause (a), (b) or (d) above if, at the time of such action or after giving effect thereto: (i) no Event of Default shall have occurred and is continuing; (ii) the Company could incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) under Section 3.1; and (iii) the cumulative amount of Restricted Payments made subsequent to the Effective Date shall not be greater than the sum of: (A) 50% of the Company's cumulative consolidated net income (or a negative amount equal to 100% of the Company's cumulative consolidated net loss, if applicable) from the Effective Date through the end of the Company's fiscal quarter immediately preceding the taking of such action; and (B) 100% of the aggregate net cash proceeds received by the Company from the issue or sale of capital stock of the Company (other than redeemable capital stock), including capital stock issued upon the conversion of convertible Indebtedness issued on or after the Effective Date, in exchange for outstanding Indebtedness, or from the exercise of options, warrants, or rights to purchase capital stock of the Company to any Person other than to a Subsidiary of the Company subsequent to the Effective Date (with the Company being deemed, in the case of capital stock issued upon conversion or in exchange for Indebtedness, to have received net cash proceeds equal to the principal amount of the Indebtedness so converted or exchanged); provided, however, that
(1) the payment of any dividend within 60 calendar days after the date of declaration thereof, if such declaration complied with the foregoing redemption or other acquisition provisions on the date of such declaration, (2) the purchase, redemption, or other acquisition or retirement for value of any shares of capital stock of the Company in exchange for, or out of the proceeds of, a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of other shares of capital stock (other than redeemable capital stock) of the Company, and (3) any purchase, redemption or other acquisition or retirement for value of any capital stock (including any option, warrant, or right to purchase capital stock) of the Company issued to any employee or director of the Company pursuant to any employee benefit or similar plan shall not be deemed to constitute "Restricted Payments" and shall not be prohibited under this Section.

Section 3.4.      Change of Control.

         (a) Right to Require Repurchase. In the event that there shall occur a Change of Control, then each Holder shall have the right, at such Holder's option, to require the Company to repurchase all or any designated part of such Holder's Senior Secured Notes on the date (the "Repurchase Date") selected by the Company that is not more than 75 days after the date the Company gives notice of the Change of Control as contemplated in paragraph (b) below at a price (the "Repurchase Price") equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest to the Repurchase Date. Such right to require the repurchase of Senior Secured Notes shall continue notwithstanding a discharge of the Company from its obligations with respect to the Senior Secured Notes in accordance with the provisions of Article VI or Article XIII of the Indenture.

         (b) Notice; Method of Exercising Repurchase Right. On or before the fifteenth day after the Company knows that a Change of Control has occurred, the Company or, at the request of the Company, the Trustee (in the name of and at the expense of the Company), shall give notice of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Senior Secured Notes at such Holder's address appearing in the Security Register for the Senior Secured Notes. The Company shall also deliver a copy of such notice to the Trustee.

         Each notice of a repurchase right shall state:

               (1) the Repurchase Date,

               (2) the date by which the repurchase right must be exercised,

               (3) the Repurchase Price, and

               (4) the instructions a Holder must follow to exercise its
                   repurchase right.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise its repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Change of Control. To exercise a repurchase right, a Holder shall deliver to the Company (or to an agent designated by the Company for such purpose in the notice referred to above) on or before the fifth Business Day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Senior Secured Note (or portion of the Senior Secured Note) to be repurchased and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Senior Secured Note with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the corresponding succeeding Interest Payment Date, Senior Secured Notes to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date. In the event a repurchase right shall be exercised in accordance with the terms hereof and the instructions referred to herein, (x) the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price for each Senior Secured Note (or any portion thereof) as to which the repurchase right has been exercised, and (y) the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Senior Secured Note without service charge, a new Senior Secured Note or Notes, as applicable, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for any portion of the principal of such Senior Secured Note as to which the repurchase right has not been exercised. Any questions as to the compliance by a Holder of Senior Secured Notes with the requirements for a valid exercise of a repurchase right (including the timely delivery of an exercise notice in proper form) shall be determined by the Company in its sole discretion, which in all events shall be exercised in good faith.

         (c) Deposit of Repurchase Price. On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 7.03 of the Indenture) an amount of money sufficient to pay the Repurchase Price of the Senior Secured Notes which are to be repurchased on the Repurchase Date.

         (d) Senior Secured Notes Not Repurchased on Repurchase Date. If any Senior Secured Note (or any portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal of such Senior Secured Note (or such portion thereof) shall, until paid, bear interest from the Repurchase Date at the rate borne by such Senior Secured Note.

         (e) Compliance. The Company shall comply with all tender offer rules, including but not limited to Section 14(e) of the Exchange Act and Rule 14e-1 thereunder, to the extent applicable to any repurchase of the Senior Secured Notes under this Section 3.4.

Section 3.5.      Payment Restrictions Affecting Subsidiaries.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist any contractual restriction on the ability of any Subsidiary of the Company to (a) pay any dividend on, or make any other distribution on account of, its capital stock or pay any Indebtedness owed to the Company or a Subsidiary of the Company or (b) make loans or advances to the Company or a Subsidiary of the Company.

Section 3.6.      Issuance of Subsidiary Preferred Stock.

         The Company shall not permit any Subsidiary of the Company to issue any shares of preferred stock.

Section 3.7. Asset Sales.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, conduct any Asset Sale, except for the sale of the Company's proprietary credit card receivable portfolio, unless (i) such Asset Sale is for fair market value (as evidenced by a resolution by the Company's Board of Directors, certified by an officer of the Company and delivered to the Trustee) and (ii) at least 85% of the consideration received by the Company in such Asset Sale is in the form of cash. All net cash proceeds realized from any Asset Sale (after taxes, reasonable fees and expenses incurred directly therewith and any Indebtedness secured hereby), including the receipt of funds from any federal or state income tax refund, in excess of $40,000,000 in the aggregate for such Asset Sale or income tax refunds and all other Asset Sales or income tax refunds occurring within the immediately preceding 360 day period will be paid to the Trustee within 60 days of the receipt of the proceeds to redeem Securities issued under the Indenture in accordance with the terms of the Indenture.

Section 3.8.      Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Subsidiaries to, engage in any transaction with an Affiliate (other than the Company or a wholly owned Subsidiary thereof) on terms more favorable to the Affiliate than would have been obtainable in arm's-length dealing. Solely for purposes of this
Section 3.8, an "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or any other Person that has a relationship with such specified Person whereby either of such Persons holds or beneficially owns 10% or more of the equity interest in the other or 10% or more of any class of voting securities of the other. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Section 3.9.      Change in Business.

         The Company shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from the Finance Business.

                   ARTICLE IV. ADDITIONAL EVENTS OF DEFAULT.

Section 4.1.      Immediate Events of Default.

         Notwithstanding anything in Section 9.01 of the Indenture to the contrary, if the Company defaults in the performance of, or breaches any, covenant set forth in Article III (other than Section 3.8) of this Second Supplemental Indenture or in Section 7.05 of the Indenture, such default or breach shall immediately constitute an Event of Default, without giving effect to any passage of time or notice or both.

                      ARTICLE V. REDEMPTION OF SECURITIES.

Section 5.1.      Right of Redemption.

         The Senior Secured Notes may be redeemed in accordance with the form of note set forth herein.

Section 5.2. Repurchase.

         The Company may at any time and from time to time purchase Senior Secured Notes in the open market or otherwise at any price, and any Senior Secured Notes so purchased shall be promptly surrendered to the Trustee for cancellation and shall not be reissued.

                           ARTICLE VI. MISCELLANEOUS.

Section 6.1.      Reference to and Effect on the Indenture.

         This Second Supplemental Indenture shall be construed as supplemental to the Indenture and all the terms and conditions of this Second Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture. Except as set forth herein, the Indenture heretofore executed and delivered is hereby (i) incorporated by reference in this Second Supplemental Indenture and (ii) ratified, approved and confirmed.

Section 6.2.      Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Article III hereof if the Holders of a majority in principal amount of the Outstanding Senior Secured Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 6.3.      Supplemental Indenture May be Executed in Counterparts.

         This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                                  MERCURY FINANCE COMPANY


                                        By:
                                        Name:
                                        Title:
Attest:

By:
Name:
Title:

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By:
                                        Name:
                                        Title:
Attest:

By:
Name:
Title:



STATE OF                   )
                           )   SS:
COUNTY OF                  )

         On this ____ day of , 1999, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of MERCURY FINANCE COMPANY, one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.



                                        Notary Public


         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        Notary Public



STATE OF                   )
                           ) SS.:
COUNTY OF                  )

         On this ____ day of , 1999, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is ___________________ of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.



                                        Notary Public


         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        Notary Public